                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of report: May 6, 1999
                    Capita Equipment Receivables Trust 1996-1

     A New York                 Commission File               I.R.S. Employer
     Corporation                No. 333-08645                 No. 13-7097632

                          c/o AT&T Capital Corporation
                      2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

ITEM. 5  OTHER

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT

DETERMINATION DATE:    MAY 6, 1999    PAYMENT DATE:   MAY 17, 1999
Collection Period:  April 30, 1999

           I.    INFORMATION REGARDING THE CONTRACTS

               1.  CONTRACT POOL PRINCIPAL BALANCE
                   a.    Beginning of Collection Period                              $ 616,163,616.37
                   b.    End of Collection Period                                    $ 563,247,124.66
                   c.    Reduction for Collection Period                             $  52,916,491.71
               2.  DELINQUENT SCHEDULED PAYMENTS
                   a.    Beginning of Collection Period                              $  22,117,249.78
                   b.    End of Collection Period                                    $  20,625,264.51
               3.  LIQUIDATED CONTRACTS
                   a.    Number of Liquidated Contracts
                         with respect to Collection Period                                        429
                                                                                     ----------------
                   b.    Required Payoff Amounts of Liquidated Contracts             $   3,188,788.96
                   c.    Total Reserve for Liquidation Expenses                      $              -
                   d.    Total Liquidation Proceeds Received (1)                     $     684,033.90
                   e.    Liquidation Proceeds Allocated to Owner Trust               $     552,235.25
                   f.    Liquidation Proceeds Allocated to Depositor                 $     131,798.65
                   g.    Current Realized Losses                                     $   2,636,553.71
               4.  PREPAID CONTACTS
                   a.    Number of Prepaid Contracts with respect
                         to Collection Period                                                   1,440
                                                                                     ----------------
                   b.    Required Payoff Amounts of Prepaid Contracts                $  12,653,617.66
               5.  PURCHASED CONTRACTS (BY TCC)
                   a.    Number of Contracts Purchased by TCC with
                         respect to Collection Period                                               0
                                                                                     ----------------
                   b.    Required Payoff Amounts of Purchased Contracts              $          (0.00)


  6.   DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

                               ------------------------------------------------------------------------------
                                                                                            % OF AGGREGATE
                                NUMBER OF          % OF           AGGREGATE REQUIRED       REQUIRED PAYOFF
                                CONTRACTS        CONTRACTS          PAYOFF AMOUNTS             AMOUNTS
                               ------------------------------------------------------------------------------

       a.    Current              69,047          88.96%           $ 520,665,741.94            89.17%
       b.    31-60 days            3,728           4.80%           $  33,056,173.95             5.66%
       c.    61-90 days            1,950           2.51%           $  13,857,558.27             2.37%
       d.    91-120 days           1,043           1.34%           $   6,326,907.38             1.08%
       e.    120+ days             1,846           2.38%           $   9,966,007.63             1.71%
       f.    Total                77,614         100.00%           $ 583,872,389.17           100.00%

  7.   HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

-----------------------------------------------------------------------------------------------------------------------------
                                 % OF                    % OF                      % OF                   % OF
                              AGGREGATE                AGGREGATE                 AGGREGATE             AGGREGATE
                           REQUIRED PAYOFF          REQUIRED PAYOFF           REQUIRED PAYOFF       REQUIRED PAYOFF
        COLLECTION             AMOUNTS                  AMOUNTS                   AMOUNTS               AMOUNTS
          PERIODS        31-60 DAYS PAST DUE      61-90 DAYS PAST DUE      91-120 DAYS PAST DUE    120+ DAYS PAST DUE
----------------------------------------------------------------------------------------------------------------------------
      4/30/99                   5.66%                    2.37%                     1.08%                 1.71%
      3/31/99                   5.84%                    2.32%                     1.08%                 1.66%
      2/28/99                   6.98%                    2.44%                     1.30%                 1.80%
      1/31/99                   6.09%                    2.24%                     1.17%                 1.74%
      12/31/98                  5.94%                    1.90%                     1.23%                 1.45%
      11/30/98                  6.15%                    1.94%                     0.92%                 1.30%
      10/31/98                  4.92%                    1.55%                     0.90%                 1.28%
      9/30/98                   4.39%                    1.47%                     0.91%                 1.24%
      8/31/98                   4.08%                    1.59%                     0.83%                 1.00%
      7/31/98                   4.04%                    1.42%                     0.82%                 1.17%
      6/30/98                   3.90%                    1.37%                     0.77%                 1.41%
      5/31/98                   4.46%                    1.51%                     0.80%                 1.41%
      4/30/98                   4.47%                    1.54%                     0.98%                 1.25%
      3/31/98                   3.85%                    1.61%                     0.98%                 1.12%
      2/28/98                   6.83%                    2.00%                     0.79%                 1.09%
      1/31/98                   4.39%                    1.21%                     0.65%                 0.94%
      12/31/97                  3.50%                    1.25%                     0.54%                 0.85%
      11/30/97                  2.78%                    0.42%                     0.24%                 0.16%
      10/31/97                  3.64%                    1.07%                     0.45%                 0.73%
      9/30/97                   3.21%                    0.95%                     0.48%                 0.82%
      8/31/97                   3.58%                    0.95%                     0.50%                 0.80%
      7/31/97                   3.11%                    0.90%                     0.53%                 0.78%
      6/30/97                   3.53%                    0.90%                     0.57%                 0.69%
      5/31/97                   3.06%                    0.99%                     0.58%                 0.63%
      4/30/97                   2.99%                    1.08%                     0.47%                 0.64%
      3/31/97                   3.73%                    0.96%                     0.46%                 0.61%
      2/28/97                   3.70%                    0.97%                     0.55%                 0.55%
      1/31/97                   3.27%                    0.97%                     0.49%                 0.40%
      12/31/96                  4.10%                    0.96%                     0.39%                 0.20%
      11/30/96                  3.49%                    0.83%                     0.34%                 0.00%
      10/31/96                  2.90%                    0.64%                     0.01%                 0.01%

  8.   HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                              -----------------------------------------------------------------------------------
                                               COLLECTION         3 COLLECTION      6 COLLECTION PERIODS    CUMULATIVE SINCE
                                                 PERIOD          PERIODS ENDING            ENDING             CUT-OFF DATE
                                                APRIL-99            APRIL-99              APRIL-99
                                              -----------------------------------------------------------------------------------
       a.    Number of Liquidated
             Contracts                             429                 1,314                 2,642                18,994
       b.    Number of Liquidated
             Contracts as a Percentage
             of Initial Contracts                0.153%              0.468%                0.941%                6.768%
       c.    Required Payoff Amounts of
             Liquidated Contracts              3,188,789            9,900,953            18,493,175           115,970,397
       d.    Liquidation Proceeds Allocated
             to Owner Trust                     552,235             2,448,366             5,884,525            26,839,843
       e.    Aggregate Current Realized
             Losses                            2,636,554            7,452,587            12,608,650            89,130,553
       f.    Aggregate Current Realized
             Losses as a Percentage of
             Cut-off Date Contract Pool
             Principal Balance                   0.083%              0.234%                0.396%                2.798%

          II.   INFORMATION REGARDING THE SECURITIES

               1.  SUMMARY OF BALANCE INFORMATION

    ------------------------------------------------------------------------------------------------------------------------------
                                      PRINCIPAL BALANCE AS OF    CLASS FACTOR AS OF   PRINCIPAL BALANCE AS OF   CLASS FACTOR AS OF
         CLASS            COUPON           MAY 17, 1999             MAY 17, 1999           APRIL 15, 1999         APRIL 15, 1999
                           RATE            PAYMENT DATE             PAYMENT DATE            PAYMENT DATE           PAYMENT DATE
    ------------------------------------------------------------------------------------------------------------------------------
 a. Class A-1 Notes       5.6000%               $0.00                   0.00000                 $0.00                 0.00000
 b. Class A-2 Notes       5.9500%               $0.00                   0.00000                 $0.00                 0.00000
 c. Class A-3 Notes       6.1100%               $0.00                   0.00000                 $0.00                 0.00000
 d. Class A-4 Notes       6.2800%          $309,713,060.18              0.77386            $364,121,535.75            0.90980
 e. Class B Notes         6.5700%          $178,500,000.00              1.00000            $178,500,000.00            1.00000
 f. Equity Certificates   6.7500%          $ 95,659,329.00              0.75021            $ 95,659,329.00            0.75021
 g. Total                   N.A.           $583,872,389.18              0.18331            $638,280,864.75            0.20039


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $583,872,389.18 and the CCA Balance is $65,685,034.49

  2.   MONTHLY PRINCIPAL AMOUNT
       a.    Principal Balance of Notes and Equity Certificates
             (End of Prior Collection Period)                                              $   638,280,864.75
       b.    Contract Pool Principal Balance (End of Collection Period)                    $   563,247,124.66
       c.    Monthly Principal Amount                                                      $    75,033,740.09
  3.   GROSS COLLECTIONS
       a.    Scheduled Payments Received                                                   $    43,061,941.47
       b.    Liquidation Proceeds Allocated to Owner Trust                                 $       552,235.25
       c.    Required Payoff Amounts of Prepaid Contracts                                  $    12,653,617.66
       d.    Required Payoff Amounts of Purchased Contracts                                $            (0.00)
       e.    Proceeds of Clean-up Call                                                     $              -
       f.    Investment Earnings on Collection Account and Note Distribution Account       $       137,418.74
       g.    Extension Fees Allocated to Owner Trust                                       $         3,032.93
       h.    Total Gross Collections (sum of (a) through (g))                              $    56,408,246.05
  4.   DETERMINATION OF AVAILABLE FUNDS
       a.    Total Gross Collections                                                       $    56,408,246.05
       b.    Withdrawal from Cash Collateral Account                                       $     2,063,007.22
       c.    Total Available Funds                                                         $    58,471,253.27

  5.   APPLICATION OF AVAILABLE FUNDS

-------------------------------------------------------------------------------------------------
               ITEM                                        AMOUNT       REMAINING AVAILABLE FUNDS
-------------------------------------------------------------------------------------------------
a.    Total Available Funds                                                    $ 58,471,253.27
b.    Servicing Fee                                   $   641,837.10           $ 57,829,416.17
c.    Interest on Notes:
      i)          Class A-1 Notes                     $          -             $ 57,829,416.17
      ii)         Class A-2 Notes                     $          -             $ 57,829,416.17
      iii)        Class A-3 Notes                     $          -             $ 57,829,416.17
      iv)         Class A-4 Notes                     $ 1,905,569.37           $ 55,923,846.80
      v)          Class B Notes                       $   977,287.50           $ 54,946,559.30
d.    Interest on Equity
      Certificates                                    $   538,083.73           $ 54,408,475.57
e.    Principal of Notes and
      Equity Certificates:
      i)         Class A-1 Notes                      $          -             $ 54,408,475.57
      ii)        Class A-2 Notes                      $          -             $ 54,408,475.57
      iii)       Class A-3 Notes                      $          -             $ 54,408,475.57
      iv)        Class A-4 Notes                      $54,408,475.57           $           -
      v)         Class B Notes                        $          -             $           -
      vi)        Equity Certificates                  $          -             $           -
f.    Deposit to Cash
      Collateral Account                              $          -             $           -
g.    Amount to be applied in
      accordance with CCA
      Loan Agreement                                  $          -             $           -
h.    Balance, if any, to Equity
      Certificates                                    $          -             $           -

         III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

1.  BALANCE RECONCILIATION

    ---------------------------------------------------------------------------------
                                                                     MAY 17, 1999
                                     ITEM                            PAYMENT DATE
    ----------------------------------------------------------------------------------
    a.    Available Cash Collateral Amount (Beginning)              $ 71,410,337.69
    b.    Deposits to Cash Collateral Account                       $           -
    c.    Withdrawals from Cash Collateral Account                  $  2,063,007.22
    d.    Releases of Cash Collateral Account Surplus
          (Excess, if any of (a) plus (b) minus (c) over (f))       $  3,662,295.97
    e.    Available Cash Collateral Amount (End)
          (Sum of (a) plus (b) minus (c) minus (d))                 $ 65,685,034.49
    f.    Requisite Cash Collateral Amount                          $ 65,685,034.49
    g.    Cash Collateral Account Shortfall
          (Excess, if any, of (f) over (e))                         $           -
2.  CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
    a.    For Payment Dates from, and including, the
          November 1996 Payment Date  to,
          and including, the October 1997 Payment Date
          1) Initial Cash Collateral Amount                         $207,040,000.00
    b.    For Payment Dates from, and including, the
          November 1997 Payment Date until
          the Final Payment Date, the sum of
          1) 8% of the Contract Pool Principal Balance              $ 45,059,769.97
          2) The Aggregate Principal Balance of the Notes
          and the Equity Certificate Balance less the
          Contract Pool Principal Balance                           $ 20,625,264.52
          3) Total ((1) plus (2))                                   $ 65,685,034.49
    c.    Floor equal to the lesser of
          1) 2% of Cut-Off Date Contract Pool Principal
          Balance ($63,704,600); and
          2) the Aggregate Principal Balance of the Notes
          and the Equity Certificate Balance                        $ 63,704,600.00
    d.    Requisite Cash Collateral Amount                          $ 65,685,034.49
3.  CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
    a.    Interest Shortfalls                                       $           -
    b.    Principal Deficiency Amount                               $  2,063,007.22
    c.    Principal Payable at Stated Maturity Date of
          Class of Notes or Equity Certificates                     $           -
    d.    Total Cash Collateral Account Withdrawals                 $  2,063,007.22


          IV.    INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

-------------------------------------------------------------------------------------
      DISTRIBUTION              CLASS A-1        CLASS A-2            CLASS A-3
         AMOUNTS                  NOTES            NOTES                NOTES
-------------------------------------------------------------------------------------
1. Interest Due                  $    -           $    -               $    -
2. Interest Paid                 $    -           $    -               $    -
3. Interest Shortfall
   ((1) minus (2))               $    -           $    -               $    -
4. Principal Paid                $    -           $    -               $    -
5. Total Distribution Amount
   ((2) plus (4))                $    -           $    -               $    -


------------------------------------------------------------------------------------------------------------------
           DISTRIBUTION             CLASS A-4           CLASS B               EQUITY
             AMOUNTS                  NOTES              NOTES             CERTIFICATES           TOTALS
------------------------------------------------------------------------------------------------------------------
1. Interest Due                   $ 1,905,569.37      $ 977,287.50        $ 538,083.73       $ 3,420,940.60
2. Interest Paid                  $ 1,905,569.37      $ 977,287.50        $ 538,083.73       $ 3,420,940.60
3. Interest Shortfall
   ((1) minus (2))                $          -        $        -          $        -         $          -
4. Principal Paid                 $54,408,475.57      $        -          $        -         $54,408,475.57
5. Total Distribution Amount
   ((2) plus (4))                 $56,314,044.94      $ 977,287.50        $ 538,083.73       $57,829,416.16


V. INFORMATION REGARDING OTHER POOL CHARACTERISTICS

       -----------------------------------------------------------------------------------------------------
                                                        AS OF END OF       AS OF END OF
                  ITEM                                    APRIL-99           MARCH-99
                                                     COLLECTION PERIOD   COLLECTION PERIOD
       -----------------------------------------------------------------------------------------------------
  1.   ORIGINAL CONTRACT CHARACTERISTICS
       a.    Original Number of Contracts                 280,634              N.A.
       b.    Cut-Off Date Contract Pool
             Principal Balance                         3,185,229,329           N.A.
       c.    Original Weighted Average
              Remaining Term                            38.6 months            N.A.
       d.    Weighted Average
             Original Term                              56.1 months            N.A.
  2.   CURRENT CONTRACT CHARACTERISTICS
       a.    Number of Contracts                           77,614             83,165
       b.    Average Contract
             Principal Balance                              7,257              7,409
       c.    Weighted Average
              Remaining Term                                22.9               23.6

VI. CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1 PREPAYMENT SCHEDULE

---------------------------------------------
PAYMENT DATE              SINCE ISSUE
  PERIOD                      CPR
---------------------------------------------
 0             Oct-96
 1             Nov-96      10.866%
 2             Dec-96       7.964%
 3             Jan-97       8.606%
 4             Feb-97       8.254%
 5             Mar-97       7.615%
 6             Apr-97       7.211%
 7             May-97       8.268%
 8             Jun-97       7.752%
 9             Jul-97       7.784%
10             Aug-97       7.781%
11             Sep-97       7.506%
12             Oct-97       7.348%
13             Nov-97       7.346%
14             Dec-97       6.629%
15             Jan-98       6.741%
16             Feb-98       7.251%
17             Mar-98       6.870%
18             Apr-98       7.200%
19             May-98       7.072%
20             Jun-98       6.870%
21             Jul-98       7.232%
22             Aug-98       7.327%
23             Sep-98       7.253%
24             Oct-98       7.147%
25             Nov-98       7.198%
26             Dec-98       7.079%
27             Jan-99       7.208%
28             Feb-99       7.415%
29             Mar-99       7.485%
30             Apr-99       7.965%
31             May-99       8.545%



         VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

                   A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                             Servicer's Certificate


   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement. dated as of October 1, 1996 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1996-1, Antigua Funding Corporation, Chase Manhattan
   Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on May 17, 1999

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

                            AT&T CAPITAL CORPORATION

                                 Thomas G. Adams
                                 ---------------
                                 Thomas G. Adams

                   Senior Vice President, Financial Reporting